Stock-Based Compensation	6 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stock-Based Compensation

11.	Stock-Based Compensation

On May 10, 2021, the Company granted 1,000,000 options to purchase common stock to its Chief Financial Officer with an exercise price of $0.47 per share. The options expire in ten years after issuance. The fair value of the options granted was $0.43 per share, or $430,027 which was calculated using the Black-Scholes model.

On November 10, 2021, the Company cancelled 6,500,000 shares issued to the Board of Directors and issued 6,500,000 cashless warrants. 4,500,000 cashless warrants were to vest immediately and 2,000,000 cashless warrants were to vest over a 12-month period. All cashless warrants carry a $0.45 exercise price and a ten-year term. The Company recorded stock-based compensation related to the 6,500,000 shares in prior periods; therefore, no stock-based compensation related to the warrants was recorded in the six-month period ended December 31, 2021.

On November 30, 2021, the Company issued 2,275,000 cashless warrants to employees and consultants for services performed. 825,000 cashless warrants vested immediately and 1,450,000 cashless warrants vests over a 36-month period. The cashless warrants include an exercise price of $0.45 per share. The cashless warrants expire in ten years after issuance. The fair value of the cashless warrants granted was $0.73 per share, or $1,651,093 which was calculated using the Black-Scholes model.

In December 2021, the Company issued 500,000 shares of common stock pursuant to a consulting agreement for healthcare management services at $0.76 per share. The Company recorded stock-based compensation related to the 500,000 shares in the amount of $377,500.

During the six months ended December 31, 2021 and 2020, stock-based compensation expense was $1,783,094 and $0, respectively.